EXHIBIT 10.17

                                     FORM OF

                           INTEGRAL TECHNOLOGIES, INC.

                             STOCK PURCHASE WARRANT

         THE WARRANTS EVIDENCED HEREBY AND THE SHARES OF STOCK ISSUABLE
            UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
          OFFERED OR SOLD WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM
            REGISTRATION IS AVAILABLE UNDER SUCH ACT OR THE RULES OR
                       REGULATIONS PROMULGATED THEREUNDER


Expiration Date: December 31, 2009                    No. ___


                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                               AS DESCRIBED HEREIN

     This certifies that, for value received,__________________________________, or its successors and assigns ("Holder"), is entitled to receive from Integral
                                ------
Technologies, Inc., a Nevada corporation (the "Company"), up to and including
                                               -------
____________ fully paid and non-assessable shares (the "Number of Shares") of
                                                        ----------------
the common stock, par value $0.001 per share, of the Company (the "Common
                                                                   ------
Stock") on the terms set forth herein, at no additional consideration by the
-----
Holder.

     1.     Exercise.
            --------

          1.1     Time for Exercise.  This Warrant may be exercised in whole or
                  -----------------
in part at any time, and from time to time, during the period commencing on April 30, 2004 and expiring on December 31, 2009.

          1.2     Manner of Exercise.  This Warrant shall be deemed exercised
                  ------------------
upon receipt by the Company by means of facsimile, the Notice of Exercise attached hereto duly completed and signed by the Holder (or its agent), specifying the number of shares as to which the Warrant is being exercised at that time.

          1.3     Effect of Exercise.  Promptly (but in any case within five
                  ------------------
business days) after any exercise, the Company shall deliver to the Holder (i) duly executed certificates in the name or names specified in the exercise notice representing the aggregate number of shares issuable upon such exercise, and
(ii) if this Warrant is exercised only in part, a new Warrant of like tenor representing the balance of the Number of Shares. Such certificates shall be deemed to have been issued, and the person receiving them shall be deemed to be a holder of record of such shares, as of the close of business on the date the actions required in Section 1.2 shall have been completed or, if on that date the stock transfer books of the Company are closed, as of the next business day on which the stock transfer books of the Company are open.

                                     FORM OF

     2.     Transfer of Warrants and Stock.
            ------------------------------

          2.1     Transfer Restrictions.  Except as provided in the Securities
                  ---------------------
Purchase Agreement dated the date hereof, the sale or re-sale of the Warrant and the Common Stock issuable upon exercise of the Warrant has not been and is not being registered under the Securities Act of 1933, as amended ("Securities
                                                                ----------
Act"), or any applicable state securities laws.  Neither this Warrant nor the
---
securities issuable upon its exercise may be sold, transferred or pledged unless the Company shall have been supplied with reasonably satisfactory evidence that such transfer is not in violation of the Securities Act and any applicable state securities laws. The Company may place a legend to that effect on this Warrant, any replacement Warrant and each certificate representing shares issuable upon exercise of this Warrant.

          2.2     Manner of Transfer.  Upon delivery of this Warrant to the
                  ------------------
Company with the attached assignment form duly completed and signed, the Company will promptly (but in any case within five business days) execute and deliver to each transferee and, if applicable, the Holder, Warrants of like tenor evidencing the rights (i) of the transferee(s) to purchase the Number of Shares specified for each in the assignment forms, and (ii) of the Holder to purchase any untransferred portion, which in the aggregate shall equal the Number of Shares of the original Warrant. If this Warrant is properly assigned in compliance with this Section 2, it may be exercised by an assignee without having a new Warrant issued.

          2.3     Loss, Destruction of Warrant Certificates.  Upon receipt of
                  -----------------------------------------
(i) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and (ii) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company (the original Holder's or any other institutional Holder's indemnity agreed to be satisfactory), the Company will promptly (but in any case within five business days) execute and deliver a replacement Warrant of like tenor representing the right to purchase the same Number of Shares.

          2.4     Cost of Issuances.  The Company shall pay all expenses,
                  -----------------
transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates or replacement Warrants, except for any transfer tax or other charge imposed as a result of (i) any issuance of stock certificates in any name other than the name of the Holder upon exercise of the Warrant or (ii) any transfer of the Warrant. The Company shall not be required to issue or deliver any stock certificate or Warrant until it receives reasonably satisfactory evidence that any such tax or other charge has been paid by the Holder.

     3.     Covenants.  The Company agrees that:
            ---------

          3.1     Reservation of Stock.  During the period in which this Warrant
                  --------------------
may be exercised, the Company will reserve sufficient authorized but unissued securities (and, if applicable, property) to enable it to satisfy its obligations on exercise of this Warrant. If at any time the Company's authorized securities shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued securities to be sufficient for such purpose;

          3.2     No Liens, etc.  All securities that may be issued upon
                  -------------
exercise of this Warrant will, upon issuance, be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and shall be listed on any exchanges or authorized for trading on any automated systems on which that class of securities is listed or authorized for trading;


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                                     FORM OF

          3.3     No Diminution of Value.  The Company will not take any action
                  ----------------------
to terminate this Warrant or to diminish it in value;

          3.4     Furnish Information.  The Company will promptly deliver to the
                  -------------------
Holder copies of all financial statements, reports, proxy statements and other information which the Company shall have sent to its shareholders generally; and

          3.5     Stock and Warrant Transfer Books.  Except upon dissolution,
                  --------------------------------
liquidation or winding up or for ordinary holidays and weekends, the Company will not at any time close its stock or warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

     4.     General Provisions.
            ------------------

          4.1     Complete Agreement; Modifications.  This Warrant and any
                  ---------------------------------
documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the parties.

          4.2     Additional Documents.  Each party hereto agrees to execute any
                  --------------------
and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Warrant.

          4.3     Notices.  Any notices required or permitted to be given under
                  -------
the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

               Integral Technologies Inc.
               805 W. Orchard Drive, Suite 3
               Bellingham, WA  98225
               Attention: William A. Ince, President
               Facsimile: (360) 752-1983
               Telephone: (360) 752-1982

          With copy to:
               Futro & Associates, P.C.
               1401 - 17th Street, Suite 1150
               Denver, CO  80202
               Attention: Troy A. Young, Esq.
               Facsimile: (303) 295-1563
               Telephone: (303) 2295-3360


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                                     FORM OF

          If to a Holder:
             C/o Wellington Management Company, LLP
               75 State Street
               Boston, MA  02109
               Attention: Gina Di Mento
               Facsimile: (617) 204-7535
               Telephone: (617) 790-7535

     Each party shall provide notice to the other party of any change in address.

          4.4     No Third-Party Benefits; Successors and Assigns.  None of the
                  -----------------------------------------------
provisions of this Warrant shall be for the benefit of, or enforceable by, any third-party beneficiary. Except as provided herein to the contrary, this Warrant shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. The Holder may assign its rights and obligations under this Warrant to any third party if done so in compliance with the requirements of Section 2.

          4.5     Governing Law.  This Warrant shall be governed by and
                  -------------
construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed in the State of Nevada (without regard to principles of conflict of laws). Both parties irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in Nevada with respect to any suit or proceeding based on or arising under this Warrant, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Holder irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and the Holder further agrees that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          4.6     Waivers Strictly Construed.  With regard to any power, remedy
                  --------------------------
or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

          4.7     Severability.  The validity, legality or enforceability of the
                  ------------
remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.


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
                                     FORM OF

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as of __________ ___, 2003.

                              INTEGRAL TECHNOLOGIES, INC.

                              By:_____________________________

                              Name:___________________________

                              Title:__________________________


Attest:

By:_________________________
Name:_______________________
Title:______________________





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
                                     FORM OF


                                 ASSIGNMENT FORM

                    (To Be Executed Upon Transfer of Warrant)

     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers to the transferee named below the rights to purchase ___ of the Number of Shares under this Warrant, together with all rights, title and interest therein. The rights to purchase the remaining Number of Shares shall remain the property of the undersigned. This includes a transfer of the registration rights.

                              [NAME OF HOLDER]


Dated: _______________        By:__________________________________
                                           Signature

                              Name:________________________________
                                         (Please Print)

                              Title:_______________________________

                              Address:_____________________________

                                      _____________________________

                                      _____________________________


                              Employer Identification Number,
                              Social Security Number or other
                              identifying number:___________________________

TRANSFEREE:


Name:___________________________
          (Please Print)

Address:________________________

        ________________________

        ________________________

Employer Identification Number,
Social Security Number or other
identifying number:__________________


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
                                     FORM OF


                                  EXERCISE FORM

                    (To Be Executed Upon Exercise of Warrant)

     The undersigned hereby exercises the Warrant with regard to _____________ shares of Common Stock at no additional consideration by the Holder. The undersigned requests that the certificate(s) for such shares and the Warrant for the unexercised portion of this Warrant be issued to the Holder.

                              [NAME OF HOLDER]


Dated: __________________     By:__________________________________
                                          Signature

                              Name:________________________________
                                        (Please Print)

                              Title:_______________________________

                              Address:_____________________________

                                      _____________________________

                                      _____________________________


                              Employer Identification Number,
                              Social Security Number or other
                              identifying number:__________________

TRANSFEREE:


Name:___________________________
          (Please Print)

Address:________________________

        ________________________

        ________________________

Employer Identification Number,
Social Security Number or other
identifying number:__________________


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